Convertible Notes	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Convertible Notes
7. CONVERTIBLE NOTES
The Company issued convertible notes in 2017 and 2018 to various investors in an aggregate principal amount of $17.0 million. The convertible notes carried an interest rate of 5.0% per annum. As per the terms of the convertible note agreement, the principal and the unpaid accrued interest are automatically convertible into shares of the Company’s Series C redeemable convertible preferred stock at $1.7194 per share by the maturity date upon certain terms and conditions. Accordingly, all of the convertible notes, including unpaid accrued interest, amounting to $17.8 million converted to 10,370,967 shares of Series C redeemable convertible preferred stock at $1.7194 per share in January 2019.
The Company issued convertible notes between January 2020 and March 2020 to various investors amounting to $8.5 million (“2020 Notes”). The convertible notes carry an interest rate of 5.0% per annum. The notes mature in January 2022 and cannot be prepaid without written consent. As per the terms of the convertible note agreement, if a qualified financing, defined as a transaction or series of transactions by which the Company sells redeemable convertible preferred stock for aggregate gross proceeds of at least $10.0 million, occurs prior to the payment of the notes, then the notes plus accrued and unpaid interest shall automatically convert into shares of redeemable convertible preferred stock at a price paid by the other purchasers of the redeemable convertible preferred stock sold in the qualified financing discounted by 10.0% if converted prior to January 2021, and on or after January 2021 by 15.0%. If no qualified financing occurs on or prior to the maturity date, then the outstanding principal amount of these convertible notes and all accrued and unpaid interest shall be converted into Series D redeemable convertible preferred stock at a conversion price of $2.0181 per share. During April and June 2020, the Company completed the Series D redeemable convertible preferred stock financing and subsequently issued 21,708,519 shares of Series D redeemable convertible preferred stock at $2.0181 per share for total cash proceeds of $43.8 million. Accordingly, as this meets the qualified financing requirement, all of the convertible notes, including unpaid accrued interest of $8.6 million converted into 4,728,975 shares of Series D redeemable convertible preferred stock at $1.8163 per share in April 2020. The combined aggregate amount of the proceeds from the Series D redeemable convertible preferred stock financing and the converted notes was $52.4 million.
The 2020 Notes contain an embedded derivative. The fair value of the derivative was recorded as a liability with an offsetting amount recorded as a debt discount, and the debt discount is recorded against the carrying amount of the related convertible notes outstanding. The amortization of the debt discount was recorded as interest expense. The embedded derivative liability was re-valued
to the current fair value at the end of each reporting period using the income-based approach. Upon conversion, the embedded derivative liability was re-valued
at the conversion, and then the related fair value amount was recorded to other (expense) income in the consolidated statements of operations and comprehensive loss as part of gain or loss on debt extinguishment. The fair value of the embedded derivative upon issuance was $1.0 million and was adjusted to $0.9 million upon conversion in April 2020. Interest expense was accreted on the convertible notes between issuance and conversion. Interest expense of $0.1 million on the convertible notes are included in interest expense for the year ended December 31, 2020 in the consolidated statements of operations and comprehensive loss. There was no derivative liability balance as of December 31, 2020 and 2019.